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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                         April 21, 2006 (April 21, 2006)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                   0-23317                 06-1411336
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  (State of Incorporation)         (Commission              (IRS Employer
                                   File Number)         Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.    FINANCIAL INFORMATION

Item 2.02.    Results of Operations and Financial Condition

On April 21, 2006, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the First Quarter ended March 31, 2006.

A copy of the Company's press release is attached hereto as Exhibit 99.1.


SECTION 8.    OTHER EVENTS

Item 8.01.    Other Events

I. Organon Agreement: On April 21, 2006, Gene Logic Inc. (the "Company") issued a press release announcing the Company's drug repositioning agreement with Organon.

Under the terms of the agreement, Gene Logic and Organon will become equal owners of drug candidates for which potential new therapeutic utility is discovered using the Company's drug repositioning platform. In addition, the Company and Organon will decide how to proceed with each drug candidate, including development, commercialization and funding. The Company and Organon may determine to conduct such development, commercialization and funding directly, through licensing, through a buy-out of either party's interest or through other strategies.

A copy of the Company's press release is attached hereto as Exhibit 99.2.

II. Confirmed Financial Guidance: On April 21, 2006, as part of the Company's disclosure regarding financial results for the first quarter ended March 31, 2006, the Company confirmed its financial guidance. Details of this guidance are included in the press release attached hereto as Exhibit 99.1.


SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits

    Exhibit Number       Description
----------------------  --------------------------------------------------------

          99.1 Press Release issued by Gene Logic Inc. dated April 21, 2006 with respect to First Quarter 2006 financial results.

          99.2 Press Release issued by Gene Logic Inc. dated April 21, 2006 with respect to new drug repositioning partnership with Organon.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Gene Logic Inc.


                                         By:  /s/ Philip L. Rohrer Jr.
                                              --------------------------------
                                                  Philip L. Rohrer, Jr.
                                                  Chief Financial Officer


Dated:  April 21, 2006



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                                  EXHIBIT INDEX



    Exhibit Number       Description
----------------------  --------------------------------------------------------

          99.1 Press Release issued by Gene Logic Inc. dated April 21, 2006 with respect to First Quarter 2006 financial results.

          99.2 Press Release issued by Gene Logic Inc. dated April 21, 2006 with respect to new drug repositioning partnership with Organon.


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